UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018

PREDICTIVE TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

333-139773 (Commission File Number)	90-1139372 (IRS Employer Identification No.)
2735 East Parleys Way, Suite 205 (principal executive offices)	Salt Lake City, UT 84109 (Zip Code)

888-407-9761
(registrant’s telephone number, including area code)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01- Other Information update

The Company has filed both its Audited Fiancial Statements for Periods Ending June 30, 2017 and 2016 ( http://backend.otcmarkets.com/otcapi/company/financial-report/196719/content ), and its reviewed Unaudited Quarterly Financial statements for the Nine Months Ended March 31, 2018 ( http://backend.otcmarkets.com/otcapi/company/financial-report/196718/content ) on OTCMARKETS.COM.( http://www.otcmarkets.com/stock/PRED/disclosure ).

Item 9.01.Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2018	Predictive Technology Group, Inc.

By /s/Merle Ferguson
Merle Ferguson, Chairman & Secretary